CANBIOLA

Investor Presentation

OTCQB: CANB



Investors Shareholders

Board of Directors



Stanley L Teeple
CFO/Secy

Andy Holtmeyer
EVP Sales


Duramed, Inc.
Pure Health Products, LLC
Radical Tactical, Inc.
Duramednj, LLC
Pat Ferro
President
David Posel
(Insert Title)
John Ferro
Director Duramed, Inc.
Vapes
Kratom
TENS
SAMS
CANBIOLA
PURE LEAF OIL
SEVEN
CHAKRAS
PL

What's Possibly on the Horizon

- Vape Cartridges – CBD – No Nicotine – 4 Flavors
- New CBD Products Including Bath Bombs, Lotions, and Gels
- More Pet Products Including Biscuits, Shampoos and Lotions
- Vertical Integration Into Hemp Cultivation
- Acquisition of Licenses in NY and More
- Major Announcement on Hospital Account
- Annual Meeting in June on Long Island
- Acceptance Into the DOD/WWCR Program
- NSF Approval for CBD Products
- Completion of Clean Room for Pure Health Products
- GMP and ISO Certifications for Pure Health
- Products Via the Largest Internet Retailer in the USA
- New Stylized Packaging Into C-Stores

SAFE HARBOR

FOOD AND DRUG ADMINISTRATION (FDA) DISCLOSURE

These statements have not been evaluated by the FDA and are not intended to diagnose, treat or cure any disease. Always check with your physician before starting a new dietary supplement program.

Cannabidiol (CBD) is a naturally-occurring constituent of the industrial hemp plant and hemp oil. All of the cannabinoids in our products, including our CBD, are natural constituents of industrial hemp and hemp oil.

Canbiola Inc. does not sell or distribute any products that are in violation of the United States Controlled Substances Act (US CSA). The company does, sell and distribute industrial hemp-based products .

Circular 230 Notice: Pursuant to recently-enacted U.S. Treasury Department regulations, we are now required to advise you that, unless otherwise expressly indicated, any federal tax advice contained in this communication, including attachments and enclosures, is not intended or written to be used, and may not be used, for the purpose of (i) avoiding tax-related penalties under the Internal Revenue Code or (ii) promoting, marketing or recommending to another party any tax-related matters addressed herein.

FORWARD-LOOKING DISCLAIMER

This press release may contain certain forward-looking statements and information, as defined within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, and is subject to the Safe Harbor created by those sections. This material contains statements about expected future events and/or financial results that are forward-looking in nature and subject to risks and uncertainties. Such forward-looking statements by definition involve risks, uncertainties and other factors, which may cause the actual results, performance or achievements of Medical Marijuana, Inc. to be materially different from the statements made herein.

WHO WE ARE

Canbiola, Inc. is a US Company specializing in the sale of a variety of Cannabidiol (Hemp) based products such as oils, creams, moisturizers, chews, vapes, isolate, gel caps, bath bombs, massage oils, and concentrate. Canbiola is comprised of two subsidiaries: Pure Health Products and Duramed.

Pure Health Products develops and sells federally-legal hemp-derived cannabidiol (CBD) based products for pain, insomnia, epilepsy, anxiety, inflammation, and nausea in the United States to consumers, medical professionals, retailers, and wholesalers.

DuraMed is a medical device company that provides equipment and services to both medical offices as well as direct to consumer. DuraMed products will be FDA approved, non-invasive, consumer-friendly, and will focus upon aiding in quicker injury recovery as well as pain relief.

Corporate Snapshot

Market	OTCQB
Ticker	CANB
Stock Price	.04
Market Cap	21.1M
Average Volume (30 Day)	2.45M
Headquarters	Hicksville, NY
Shareholders	4,196 (+2,966in 2018)
No. Employees	10

As of 4/11/2019

Canbiola aims to be the premier provider of the highest quality Hemp natural products on the market through sourcing the very best raw material and developing a variety of products we believe will improve people's lives in a variety of areas.

Our products are GMO/gluten/cruelty/paraben FREE, are medicinal grade/ THC free (non-psychoactive), and are made with all natural organic Ingredients

Our nano-proprietary technology provides 350% greater absorption into the system

We post all independent 3rd party lab results on our website

While other companies offer large varieties of simple paste or hemp oil based products which are often contaminated with black residues, we offer an ultra-pure Nano-CBD process that only uses all- natural and certified organic products and pure CBD isolate that is only made from the best organic hemp.

We custom formulated our entire product matrix from the ground up, starting with the finest CBD isolate, made from Certified Organic Colorado hemp, and add a proprietary blend of pure all-natural terpenes that was designed to deliver our CBD more rapidly and across a wider spectrum than competing products.

ORGANIZATION CHART


CANBIOLA, INC.
PURE HEALTH PRODUCTS
CBD Products
DURAMED
Sells and rents TENS units and sams® units
IP/MGMT CO
CANBIOLA PRODUCTS:
Canbiola branded products, sell to doctors, online, and direct to consumers
PURE LEAF OIL
Brick and mortar retail stores
SEVEN CHAKRAS CBD
Pacific northwest-regional brand, sell online and retail

HEMP CBD INDUSTRY

WHAT IS CBD?

CBD, or cannabidiol, is derived from hemp, and unlike THC, is not psychoactive. CBD is sold in many forms, including oils, sprays, and topical lotions.

Hemp vs. Marijuana

	Hemp	Marijuana
Federally Legal	Yes	No
THC Level	Less than .03%	15-40%

Hemp, cannabis sativa, is a plant in the same family as marijuana. The main difference however is that hemp has very low levels of THC, and high levels of CBD.

The low levels of THC make hemp legal not only at the state level, but at the federal level as well as per the recently passed Farm Bill.

Market Size

2022

2018



$591M[1]

$22B[2]

1 Estimate
2 Source: Brightfield Group

OVERVIEW: PURE HEALTH PRODUCTS

Pure Health Products (PHP) sells CBD oils, sprays, topical and skin care products and pet products. PHP is comprised of three brands; Canbiola, and Pure Leaf Oil, and Seven Chakras

CANBIOLA

Canbiola branded products are sold to medical offices and doctors and are sold online at Canbiola.com

PURE LEAF OIL

Pure Leaf Oil products are sold via ecommerce, and retail stores.

SEVEN CHAKRAS

Seven Chakras CBD sells private label products retailers and consumers, primarily in the Pacific Northwest.

OVERVIEW: PURE HEALTH PRODUCTS

Pure Health Products prides itself on quality control and posts our independent third-party certificate of analysis online. Our products are free of contaminants and are tested to contain the exact concentrations of CBD stated on the packaging.

A recent report by NBC New York[1] found that many CBD products contained lead and pesticides.

NBC New York also found that the majority of the CBD products tested had less CBD than advertised, and some of the products contained no CBD at all.

Canbiola Products


CANBIOLA
HEMP OIL DROPS
CANBIOLA
FAST PAIN RELIEF
for Muscle, Joint and Back
CBD
CryoGel
CANBIOLA
Hemp
Supplement
for Pets
CANBIOLA
MUSCLE & JOINT
HEMP SALVE
CANBIOLA
TENS ELECTRODE PADS
800 mg CBD
added to each pair
ENDLESS
RELIEF

1) Source: https://www.nbcnewyork.com/news/local/CBD-Products-Tested-505762921.html

OVERVIEW: DURAMED

Durамed currently has two products:

SUSTAINED ACOUSTIC MEDICINE (sams®)

The proprietary miniaturized ultrasound platform is designed for the treatment of acute and chronic musculoskeletal conditions, and clinically proven to enhance tissue recovery, accelerate the natural healing processes, and relieve pain.

The SAM® family of products are the only FDA-cleared wearable devices for multi-hour continuous low intensity ultrasound therapy. sams® has a CE Mark, Canada Licensed, and is a Class II medical device in Malaysia and Singapore.

TRANSCUTANEOUS ELECTRICAL NERVE STIMULATION (TENS)

Duramed's Mobius Therapy Device is a revolutionary new system that combines powerful botanical extracts with modern science and technology to deliver Endless Relief from many types of pain.

Combining the pain-relief and anti-inflammatory benefits of CBD based medication with Transcutaneous Electrical Nerve Stimulation (TENS), a proven medical technology successfully used by doctors, hospitals and physiotherapists for over 50 years and is now available for over-the-counter use, is what makes Mobius Therapy so unique.

Mobius Therapy Device is registered with the FDA as a Class II Medical Device.

sams®



TENS


CANBIOLA
800 mg CBD
ENDLESS RELIEF

OVERVIEW: DURAMED

Duramed specializes in providing best of breed solutions that combine state of the art medical devices and the healing powers of CBD to help our clients live healthy and fulfilling lives.

Duramed is the exclusive distributor of sams® units in the United States for no fault insurance claims.

Duramed purchases the sams® units from manufacturers, rents them to doctors, and doctors provide them to their patients. Duramed manages the insurance billing for doctors' patients. Duramed also sells CBD infused TENS machine pads, which furthers the pain relief

"The use of therapeutic ultrasound to treat a variety of conditions offers great promise to our patients.
In particular, Duramed products represent a breakthrough in our abilities to treat patients in a user friendly,
convenient manner."

- Dr. Thomas M. Best, MD, PhD, Director or Sports Medicine, University of Miami


CANBIOLA

FINANCIALS: HISTORICAL CASH FLOW

Canbiola has grown its revenues dramatically, with a 545% increase in revenue from 2017 to 2018.

	Twelve Months Ending December 31,	
	2018	**2017**
Total Revenues	$668,603	$122,746
Cost of Product Sales	$334,034	$44,466
Gross Profit	$334,569	$78,280
Total Operating Expenses	$4,723,958	$791,066
Loss from Operations	($4,389,389)*	($712,786)*

*Includes stock-based compensation of $3,756,751, and $231,590 respectively.

FINANCIALS: BALANCE SHEET

	December 31, 2018	December 31, 2017
Cash and Cash Equivalents	$807,747	$1,652
Accounts Receivable	$39,172	$6,075
Other Current Assets	$1,404,199	$149,745
Total Current Assets	$2,251,118	$157,472
Total Assets	$4,789,220	$219,307
Total Liabilities	$175,854	$1,949,204

Over the last year, Canbiola focused on strengthening its balance sheet.

MANAGEMENT

Canbiola is managed by a team with extensive experience running successful public and private companies

Full bios in Annex A



Marco Alfonsi

Chairman Director, &
Chief Executive Officer

- 20 year career as financial service professional where he was directly and indirectly involved in raising over $100M for for small and medium sized businesses
- Owned, operated, financed and sold several businesses
- Held senior management positions with a number of financial institutions



Stanley L. Teeple

Director & Chief Financial Officer

- Former Senior Vice President, Corporate Secretary, and Chief Compliance Officer of Solis Tek, Inc.
- Held numerous senior management positions in several public and private companies across a broad spectrum of industries



Andy Holtmeyer

EVP Sales

- Started business career in financial services sector
- During his 20 year career on wall street, worked and built several investment firms that employed hundreds of salesman
- After leaving financial sector, started consulting firm concentrated on capital for small to mid-sized companies that were both private and public



Pasquale Ferro

President, Pure Health Products

- Started Pure Health Products (PHP), LLC, developed into a regional research laboratory, new product development resource, and full-on production facility
- 2015, connected with Canbiola, and became Canbiola's production
- 2017, sold PHP to Canbiola, Inc. and became President of that wholly owned facility which he operates and manages today under a long term employment services agreement.

ADVISORY BOARD

CORPORATE



Johnny J. Mack, PhD

Career as senior executive in healthcare, mortgage banking, community development, and nonprofit organizations.

CORPORATE



Senator Ron Silver

Former Florida Senate majority leader and chairman of both the Appropriations Subcommittee on Health and Human Services and Criminal Justice.

CORPORATE



David Weissberg MD

Board Certified Orthopedic surgeon. Uses Canbiola CBD products in his practice and has found it to provide excellent relief for his patients' pain, swelling, inflammation and neuropathies.

CORPORATE



Jason Wynn, Esq.

General counsel for the Florida Osteopathic Medical Association (FOMA), the Florida Podiatric Medical Association (FPMA) and the Florida Society of Hearing Healthcare Professionals (FSHHP)

CORPORATE



Steven Medina

Well-recognized and seasoned healthcare professional in corporate compliance.

CORPORATE



Dr. Peter Ghazvini

Rehabilitation chiropractor focused on restoring a patient's functional abilities to pre-injury or pre-disease status.

ADVISORY BOARD

MEDICAL



David Weissberg MD

Board Certified Orthopedic surgeon. Uses Canbiola CBD products in his practice and has found it to provide excellent relief for his patients' pain, swelling, inflammation and neuropathies.

MEDICAL



Channing Coe

Practicing Obstetrician and Gynecologist. incorporates nutritional and herbal supplements to help patients realize their true potential.

MEDICAL



Dr. John P.Salerno

Pioneer in the practice of complementary medicine. well-known for his vitamin IV suites, vitamin IV suites, weight-loss treatments, and chelation therapy.

MEDICAL



Matt Ferene,DO

Works at level 1 trauma center in Fort Lauderdale, Florida. Assistant clinical professor for NOVA and for FIU.

MEDICAL



Patrick Frarellone M.D. RH (AHG)FIM

Integrative physician in New York City. Registered Herbalist RH and a member of the American Herbal Guild.

MEDICAL



Dr. Robert A.Kornfeld

First holistic oriented podiatrist in the U.S. Expert in homeopathic injection therapy, nutritional and herbal medicine, lower extremity biomechanics and functional medicine.

MEDICAL



Smita Ouri M.D.

Medical Director and owner of Forever Young Complete Healthcare & BodyLogicMD of Edison.

SPORTS ADVISORY BOARD

SPORTS



Leonard Marshall

Former New York Giants defensive end.
Played twelve seasons in NFL.


CANBIOLA
NANO-PURE ULTRA
HEMP OIL DROPS
1500MG
1oz (30ml)

BUSINESS HIGHLIGHTS

Canbiola has grown its revenues dramatically over the last year, and strengthened its balance sheet.

Duramed is the first company to figure out how to impregnate CBD into heat or cold compress pads, and is the only company able to do so today.

Diversified revenue streams from sales of branded very high quality CBD products, leasing of medical devices, and sales of related consumables

Extensive product distribution network via eCommerce and retail stores

Exclusive distribution rights to sams® units

Rapidly increasing demand for quality CBD products following Farm Bill enactment

Highly experienced and motivated executive management



THANK YOU

We Look Forward to Growing With You!

CANBIOLA

ANNEX A: FULL BIOS

Marco Alfonsi

Chief Executive Officer

Marco Alfonsi has been a financial service professional for over 20 years. Throughout his career, Mr. Alfonsi was directly and indirectly involved in raising over $100 million dollars for small and medium sized business. Prior to his involvement in the financial services industry, Mr. Alfonsi has owned, operated, financed and sold several businesses. Mr. Alfonsi successfully started and managed two companies (ExecuteDirect.com, and Bakers Express of New York, Inc.), and held senior management positions with a number of financial institutions including Global American Investments, Clark Street Capital, and Basic Investors.

Stan Teeple

Director & Chief Financial Officer

Mr. Teeple was engaged from 2017-2018 with Solis Tek, Inc. (OTCQB:SLTK) a California based publicly traded corporation as Senior Vice President, Corporate Secretary , and Chief Compliance Officer. Solis Tek, Inc. a NV Corporation, is a developer of lighting and nutrient products, and most recently in cultivation and processing for the cannabis industry. Previously, from 2015-2016 Mr. Teeple was Chief Financial Officer and Secretary for Zonzia Media, Inc. (OTC:ZONX), a provider of streaming video and content to cable subscribers and hotel networks throughout the eastern US. From 2008 to 2014 Mr. Teeple was Chief Financial Officer and Secretary of Indigo-Energy, Inc. (OTC:IDGG) a publicly traded company in the oil and gas exploration business. Over the prior three plus decades Mr. Teeple through his turnaround consulting business, Stan Teeple, Inc., has held numerous senior management positions in several public and private companies across a broad spectrum of industries. Additionally he has operated and worked for various court appointed trustees and principals as CEO, COO, and CFO in the entertainment, pharmaceuticals, food, travel, and tech industries. He operated his consulting business on a project-to-project basis and holds various other directorships. His businesses operational strengths include knowing how to manage and maximize the resources and preserve the integrity of a company from start-up through to maturity and corporate compliance in a regulatory environment.

ANNEX A: FULL BIOS

Andy Holtmeyer

EVP Sales

Andrew W. Holtmeyer started his business career in the financial services sector. During his 20 year career on wall street, Mr. Holtmeyer worked at and built several investment firms that employed hundreds of salesmen. During the last 5 years of his career, he concentrated mostly on investment banking. After leaving the financial sector, Mr. Holtmeyer started a highly successful consulting firm, which concentrated on raising capital for small to mid-sized companies that were both private and public. After selling his consulting business, Mr. Holtmeyer started a very successful real estates business which is now run by his family.

Pasquale Ferro

President, Pure Health Products

Pasquale Ferro ("Pat" to his friends and co-workers) is a graduate of the school of "Do Whatever It Takes to Get The Job Completed On Time and Under Budget". Right out of school Pat began a career in real estate development both on the retail and commercial side of the business. Pat formed a company that would take new or distressed buildings (or anything in-between) and rehab and repair the facilities so they were commercially viable and move-in ready. During the course of this career Pat was often in charge of multiple work crews, union and non-union, for work in demolition, construction, plumbing, electrical, grounds crew and other professionally skilled tradesmen required to complete a building project.

Pat had his first foray into the manufacturing process in 2015 when he started Pure Health Products, LLC which he developed into a regional research laboratory, new product development resource, and full-on production facility capable of producing capsules, tinctures, drops, salves, tablets and other products for the supplement and custom label community. Later in 2015, Pat connected with Marco Alfonsi, CEO of Canbiola, Inc. and became the production facility for all of Canbiola's CBD based products. In late 2017 Pat sold Pure Health Products to Canbiola, Inc. and became the President of that wholly owned facility which he operates and manages today under a long term employment services agreement

CANBIOLA

Investor Presentation

OTCQB: CANB



SAFE HARBOR

FOOD AND DRUG ADMINISTRATION (FDA) DISCLOSURE

These statements have not been evaluated by the FDA and are not intended to diagnose, treat or cure any disease. Always check with your physician before starting a new dietary supplement program.

Cannabidiol (CBD) is a naturally-occurring constituent of the industrial hemp plant and hemp oil. All of the cannabinoids in our products, including our CBD, are natural constituents of industrial hemp and hemp oil.

Canbiola Inc. does not sell or distribute any products that are in violation of the United States Controlled Substances Act (US CSA). The company does, sell and distribute industrial hemp-based products .

Circular 230 Notice: Pursuant to recently-enacted U.S. Treasury Department regulations, we are now required to advise you that, unless otherwise expressly indicated, any federal tax advice contained in this communication, including attachments and enclosures, is not intended or written to be used, and may not be used, for the purpose of (i) avoiding tax-related penalties under the Internal Revenue Code or (ii) promoting, marketing or recommending to another party any tax-related matters addressed herein.

FORWARD-LOOKING DISCLAIMER

This press release may contain certain forward-looking statements and information, as defined within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, and is subject to the Safe Harbor created by those sections. This material contains statements about expected future events and/or financial results that are forward-looking in nature and subject to risks and uncertainties. Such forward-looking statements by definition involve risks, uncertainties and other factors, which may cause the actual results, performance or achievements of Medical Marijuana, Inc. to be materially different from the statements made herein.

WHO WE ARE

Canbiola, Inc. is a US Company specializing in the sale of a variety of Cannabidiol (Hemp) based products such as oils, creams, moisturizers, chews, vapes, isolate, gel caps, bath bombs, massage oils, and concentrate. Canbiola is comprised of two subsidiaries: Pure Health Products and Duramed.

Pure Health Products develops and sells federally-legal hemp-derived cannabidiol (CBD) based products for pain, insomnia, epilepsy, anxiety, inflammation, and nausea in the United States to consumers, medical professionals, retailers, and wholesalers.

DuraMed is a medical device company that provides equipment and services to both medical offices as well as direct to consumer. DuraMed products will be FDA approved, non-invasive, consumer-friendly, and will focus upon aiding in quicker injury recovery as well as pain relief.

Corporate Snapshot

Market	OTCQB
Ticker	CANB
Stock Price	.04
Market Cap	21.1M
Average Volume (30 Day)	2.45M
Headquarters	Hicksville, NY
Shareholders	4,196 (+2,966 in 2018)
No. Employees	10

As of 4/11/2019

Canbiola aims to be the premier provider of the highest quality Hemp natural products on the market through sourcing the very best raw material and developing a variety of products we believe will improve people's lives in a variety of areas.

Our products are GMO/gluten/cruelty/paraben FREE, are medicinal grade/ THC free (non-psychoactive), and are made with all natural organic Ingredients

Our nano-proprietary technology provides 350% greater absorption into the system

We post all independent 3rd party lab results on our website

While other companies offer large varieties of simple paste or hemp oil based products which are often contaminated with black residues, we offer an ultra-pure Nano-CBD process that only uses all- natural and certified organic products and pure CBD isolate that is only made from the best organic hemp.

We custom formulated our entire product matrix from the ground up, starting with the finest CBD isolate, made from Certified Organic Colorado hemp, and add a proprietary blend of pure all-natural terpenes that was designed to deliver our CBD more rapidly and across a wider spectrum than competing products.

ORGANIZATION CHART


CANBIOLA, INC.
PURE HEALTH PRODUCTS
CBD Products
DURAMED
Sells and rents TENS units and sams® units
IP/MGMT CO
CANBIOLA PRODUCTS:
Canbiola branded products, sell to doctors, online, and direct to consumers
PURE LEAF OIL
Brick and mortar retail stores
SEVEN CHAKRAS CBD
Pacific northwest-regional brand, sell online and retail

HEMP CBD INDUSTRY

WHAT IS CBD?

CBD, or cannabidiol, is derived from hemp, and unlike THC, is not psychoactive. CBD is sold in many forms, including oils, sprays, and topical lotions.

Hemp vs. Marijuana

	Hemp	Marijuana
Federally Legal	Yes	No
THC Level	Less than .03%	15-40%

Hemp, cannabis sativa, is a plant in the same family as marijuana. The main difference however is that hemp **has very low levels of THC, and high levels of CBD.**

The low levels of THC make hemp legal not only at the state level, but at the federal level as well as per the recently passed Farm Bill.

Market Size

2018



$591M[1]

2022



$22B[2]

1 Estimate
2 Source: Brightfield Group

CANBIOLA

OVERVIEW: PURE HEALTH PRODUCTS

Pure Health Products (PHP) sells CBD oils, sprays, topical and skin care products and pet products. PHP is comprised of three brands; Canbiola, and Pure Leaf Oil, and Seven Chakras

CANBIOLA

Canbiola branded products are sold to medical offices and doctors and are sold online at Canbiola.com

PURE LEAF OIL

Pure Leaf Oil products are sold via ecommerce, and retail stores.

SEVEN CHAKRAS

Seven Chakras CBD sells private label products retailers and consumers, primarily in the Pacific Northwest.

OVERVIEW: PURE HEALTH PRODUCTS

A recent report by NBC New York[1] found that many CBD products contained lead and pesticides.

NBC New York also found that the majority of the CBD products tested had less CBD than advertised, and some of the products contained no CBD at all.

Pure Health Products prides itself on quality control and posts our independent third-party certificate of analysis online. Our products are free of contaminants and are tested to contain the exact concentrations of CBD stated on the packaging.

Canbiola Products


CANBIOLA
HEMP OIL DROPS
CANBIOLA
FAST PAIN RELIEF
for Muscle, Joint and Back
CBD
CryoGel
CANBIOLA
Hemp
Supplement
for Pets
CANBIOLA
MUSCLE & JOINT
HEMP SALVE
CANBIOLA
HEMP SALVE
CANBIOLA
800 mg CBD
ENDLESS
RELIEF

1) Source: https://www.nbcnewyork.com/news/local/CBD-Products-Tested-505762921.html

OVERVIEW: DURAMED

Duramed currently has two products:

SUSTAINED ACOUSTIC MEDICINE (sams®)

The proprietary miniaturized ultrasound platform is designed for the treatment of acute and chronic musculoskeletal conditions, and clinically proven to enhance tissue recovery, accelerate the natural healing processes, and relieve pain.

The SAM® family of products are the only FDA-cleared wearable devices for multi-hour continuous low intensity ultrasound therapy. sams® has a CE Mark, Canada Licensed, and is a Class II medical device in Malaysia and Singapore.

TRANSCUTANEOUS ELECTRICAL NERVE STIMULATION (TENS)

Duramed's Mobius Therapy Device is a revolutionary new system that combines powerful botanical extracts with modern science and technology to deliver Endless Relief from many types of pain.

Combining the pain-relief and anti-inflammatory benefits of CBD based medication with Transcutaneous Electrical Nerve Stimulation (TENS), a proven medical technology successfully used by doctors, hospitals and physiotherapists for over 50 years and is now available for over-the-counter use, is what makes Mobius Therapy so unique.

Mobius Therapy Device is registered with the FDA as a Class II Medical Device.

sams®



TENS


CANBIOLA
800 mg CBD

OVERVIEW: DURAMED

Duramed specializes in providing best of breed solutions that combine state of the art medical devices and the healing powers of CBD to help our clients live healthy and fulfilling lives.

Duramed is the exclusive distributor of sams® units in the United States for no fault insurance claims.

Duramed purchases the sams® units from manufacturers, rents them to doctors, and doctors provide them to their patients. Duramed manages the insurance billing for doctors' patients. Duramed also sells CBD infused TENS machine pads, which furthers the pain relief

"The use of therapeutic ultrasound to treat a variety of conditions offers great promise to our patients.
In particular, Duramed products represent a breakthrough in our abilities to treat patients in a user friendly,
convenient manner."

- Dr. Thomas M. Best, MD, PhD, Director or Sports Medicine, University of Miami

FINANCIALS: HISTORICAL CASH FLOW

Canbiola has grown its revenues dramatically, with a 545% increase in revenue from 2017 to 2018.

	Twelve Months Ending December 31,	
	2018	2017
Total Revenues	$668,603	$122,746
Cost of Product Sales	$334,034	$44,466
Gross Profit	$334,569	$78,280
Total Operating Expenses	$4,723,958	$791,066
Loss from Operations	($4,389,389)*	($712,786)*

*Includes stock-based compensation of $3,756,751, and $231,590 respectively.

FINANCIALS: BALANCE SHEET

	December 31, 2018	December 31, 2017
Cash and Cash Equivalents	$807,747	$1,652
Accounts Receivable	$39,172	$6,075
Other Current Assets	$1,404,199	$149,745
Total Current Assets	$2,251,118	$157,472
Total Assets	$4,789,220	$219,307
Total Liabilities	$175,854	$1,949,204

Over the last year, Canbiola focused on strengthening its balance sheet.

CANBIOLA

MANAGEMENT

Canbiola is managed by a team with extensive experience running successful public and private companies

Full bios in Annex A



Marco Alfonsi

Chairman Director, &
Chief Executive Officer

- 20 year career as financial service professional where he was directly and indirectly involved in raising over $100M for for small and medium sized businesses
- Owned, operated, financed and sold several businesses
- Held senior management positions with a number of financial institutions



Stanley L. Teeple

Director & Chief Financial Officer

- Former Senior Vice President, Corporate Secretary, and Chief Compliance Officer of Solis Tek, Inc.
- Held numerous senior management positions in several public and private companies across a broad spectrum of industries



Andy Holtmeyer

EVP Sales

- Started business career in financial services sector
- During his 20 year career on wall street, worked and built several investment firms that employed hundreds of salesman
- After leaving financial sector, started consulting firm concentrated on capital for small to mid-sized companies that were both private and public



Pasquale Ferro

President, Pure Health Products

- Started Pure Health Products (PHP), LLC, developed into a regional research laboratory, new product development resource, and full-on production facility
- 2015, connected with Canbiola, and became Canbiola's production
- 2017, sold PHP to Canbiola, Inc. and became President of that wholly owned facility which he operates and manages today under a long term employment services agreement.

ADVISORY BOARD

CORPORATE



Johnny J. Mack, PhD

Career as senior executive in healthcare, mortgage banking, community development, and nonprofit organizations.

CORPORATE



Senator Ron Silver

Former Florida Senate majority leader and chairman of both the Appropriations Subcommittee on Health and Human Services and Criminal Justice.

CORPORATE & MEDICAL



David Weissberg MD

Board Certified Orthopedic surgeon. Uses Canbiola CBD products in his practice and has found it to provide excellent relief for his patients' pain, swelling, inflammation and neuropathies.

CORPORATE



Jason Wynn, Esq.

General counsel for the Florida Osteopathic Medical Association (FOMA), the Florida Podiatric Medical Association (FPMA) and the Florida Society of Hearing Healthcare Professionals (FSHHP)

CORPORATE



Steven Medina

Well-recognized and seasoned healthcare professional in corporate compliance.

CORPORATE



Dr. Peter Ghazvini

Rehabilitation chiropractor focused on restoring a patient's functional abilities to pre-injury or pre-disease status.

ADVISORY BOARD

SPORTS



Leonard Marshall

Former New York Giants defensive end. Played twelve seasons in NFL.

MEDICAL



Channing Coe

Practicing Obstetrician and Gynecologist. incorporates nutritional and herbal supplements to help patients realize their true potential.

MEDICAL



Dr. John P. Salerno

Pioneer in the practice of complementary medicine. well-known for his vitamin IV suites, vitamin IV suites, weight-loss treatments, and chelation therapy.

MEDICAL



Matt Ferene, DO

Works at level 1 trauma center in Fort Lauderdale, Florida. Assistant clinical professor for NOVA and for FIU.

MEDICAL



Patrick Frarellone M.D. RH (AHG) FIM

Integrative physician in New York City. Registered Herbalist RH and a member of the American Herbal Guild.

MEDICAL



Dr. Robert A. Kornfeld

First holistic oriented podiatrist in the U.S. Expert in homeopathic injection therapy, nutritional and herbal medicine, lower extremity biomechanics and functional medicine.

MEDICAL



Smita Ouri M.D.

Medical Director and owner of Forever Young Complete Healthcare & BodyLogicMD of Edison.


CANBIOLA
NANO-PURE ULTRA
HEMP OIL DROPS
1500MG
1oz (30ml)

BUSINESS HIGHLIGHTS

Canbiola has grown its revenues dramatically over the last year, and strengthened its balance sheet.

Duramed is the first company to figure out how to impregnate CBD into heat or cold compress pads, and is the only company able to do so today.

Diversified revenue streams from sales of branded very high quality CBD products, leasing of medical devices, and sales of related consumables

Extensive product distribution network via eCommerce and retail stores

Exclusive distribution rights to sams® units

Rapidly increasing demand for quality CBD products following Farm Bill enactment

Highly experienced and motivated executive management



THANK YOU

CANBIOLA

Marco Alfonsi
marco@canbiola.com

Stan Teeple
stan@canbiola.com

Canbiola.com
(516) 595-9544

ANNEX A: FULL BIOS

Marco Alfonsi

Chief Executive Officer

Marco Alfonsi has been a financial service professional for over 20 years. Throughout his career, Mr. Alfonsi was directly and indirectly involved in raising over $100 million dollars for small and medium sized business. Prior to his involvement in the financial services industry, Mr. Alfonsi has owned, operated, financed and sold several businesses. Mr. Alfonsi successfully started and managed two companies (ExecuteDirect.com, and Bakers Express of New York, Inc.), and held senior management positions with a number of financial institutions including Global American Investments, Clark Street Capital, and Basic Investors.

Stan Teeple

Director & Chief Financial Officer

Mr. Teeple was engaged from 2017-2018 with Solis Tek, Inc. (OTCQB:SLTK) a California based publicly traded corporation as Senior Vice President, Corporate Secretary , and Chief Compliance Officer. Solis Tek, Inc. a NV Corporation, is a developer of lighting and nutrient products, and most recently in cultivation and processing for the cannabis industry. Previously, from 2015-2016 Mr. Teeple was Chief Financial Officer and Secretary for Zonzia Media, Inc. (OTC:ZONX), a provider of streaming video and content to cable subscribers and hotel networks throughout the eastern US. From 2008 to 2014 Mr. Teeple was Chief Financial Officer and Secretary of Indigo-Energy, Inc. (OTC:IDGG) a publicly traded company in the oil and gas exploration business. Over the prior three plus decades Mr. Teeple through his turnaround consulting business, Stan Teeple, Inc., has held numerous senior management positions in several public and private companies across a broad spectrum of industries. Additionally he has operated and worked for various court appointed trustees and principals as CEO, COO, and CFO in the entertainment, pharmaceuticals, food, travel, and tech industries. He operated his consulting business on a project-to-project basis and holds various other directorships. His businesses operational strengths include knowing how to manage and maximize the resources and preserve the integrity of a company from start-up through to maturity and corporate compliance in a regulatory environment.

ANNEX A: FULL BIOS

Andy Holtmeyer

EVP Sales

Andrew W. Holtmeyer started his business career in the financial services sector. During his 20 year career on wall street, Mr. Holtmeyer worked at and built several investment firms that employed hundreds of salesmen. During the last 5 years of his career, he concentrated mostly on investment banking. After leaving the financial sector, Mr. Holtmeyer started a highly successful consulting firm, which concentrated on raising capital for small to mid-sized companies that were both private and public. After selling his consulting business, Mr. Holtmeyer started a very successful real estates business which is now run by his family.

Pasquale Ferro

President, Pure Health Products

Pasquale Ferro ("Pat" to his friends and co-workers) is a graduate of the school of "Do Whatever It Takes to Get The Job Completed On Time and Under Budget". Right out of school Pat began a career in real estate development both on the retail and commercial side of the business. Pat formed a company that would take new or distressed buildings (or anything in-between) and rehab and repair the facilities so they were commercially viable and move-in ready. During the course of this career Pat was often in charge of multiple work crews, union and non-union, for work in demolition, construction, plumbing, electrical, grounds crew and other professionally skilled tradesmen required to complete a building project.

Pat had his first foray into the manufacturing process in 2015 when he started Pure Health Products, LLC which he developed into a regional research laboratory, new product development resource, and full-on production facility capable of producing capsules, tinctures, drops, salves, tablets and other products for the supplement and custom label community. Later in 2015, Pat connected with Marco Alfonsi, CEO of Canbiola, Inc. and became the production facility for all of Canbiola's CBD based products. In late 2017 Pat sold Pure Health Products to Canbiola, Inc. and became the President of that wholly owned facility which he operates and manages today under a long term employment services agreement